UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2018

Mobivity Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-53851	26-3439095
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

55 N. Arizona Place, Suite 310

Chandler, Arizona  85225

(Address of principal executive offices) (zip code)

(866) 282-7660

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Mobivity Holdings Corp. (the “Company”) with the Securities and Exchange Commission on November 20, 2018 (the “Original Form 8-K”) disclosing the acquisition of the assets of Belly, Inc. (“Belly”) by the Company. This Current Report on Form 8-K/A amends the Original Form 8-K to present certain financial statements of Belly and to present certain unaudited pro forma financial information in connection with the Company’s business combination with Belly, which financial statements and unaudited pro forma information are filed as exhibits hereto. All of the other items in the Original Form 8-K remain the same and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)Financial Statements of Business Acquired

The audited abbreviated statements of assets acquired and liabilities assumed and of revenues and direct expenses for Belly as of and for the years ended December 31, 2017 and 2016, the unaudited abbreviated statements of assets acquired and liabilities assumed and of revenues and direct expenses for Belly as of and for the nine months ended September 30, 2018 and 2017, are attached as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference.

(b)Pro Forma Financial Information

The following unaudited pro forma condensed financial statements of the Company, giving effect to the Company’s acquisition of certain Belly assets are attached as Exhibit 99.3 and incorporated herein by reference.

(i)Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2018

(ii)Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2017.

(iii)Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2018.

(d)Exhibits

Exhibit No.	Description

99.1	Audited Abbreviated Statements of Assets Acquired and Liabilities Assumed and of Revenues and Direct Expenses for Belly, Inc. as of and for the years ended December 31, 2017 and 2016.

99.2	Unaudited Abbreviated Statements of Assets Acquired and Liabilities Assumed and of Revenues and Direct Expenses for Belly, Inc. as of and for the nine months ended September 30, 2018.

99.3

Unaudited Pro Forma Condensed CombincedStatement of Operations of the Company for the Year Ended December 31, 2017, Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2018, and Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBIVITY HOLDINGS CORP.

March 13, 2019	By:	/s/ Charles B. Mathews
Charles B. Mathews, Chief Financial Officer